SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)
                                January 26, 2000




                          OTTAWA FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)




Delaware                           0-24118                       38-3172166
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State or other                   (Commission                     (IRS Employer
jurisdiction of                    File No.)                     Identification
incorporation)                                                       Number)




245 Central Avenue, Holland, Michigan                                 49423
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(Address of principal executive offices)                            (Zip Code)




Registrant's telephone number, including area code: (616) 393-7000




                                       N/A
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          (Former name or former address, if changed since last Report)


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ITEM  5.  OTHER EVENTS.

     On January 26, 2000, Ottawa Financial Corporation issued the press release attached to this report as Exhibit 99.1. The press release announces that the annual meeting of shareholders of Ottawa Financial Corporation will be held on April 25, 2000.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the exhibits to this report.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  Exhibit  99.1  -  Press   release   dated  January  26,  2000,
                  announcing that the annual meeting of shareholders of Ottawa Financial Corporation will be held on April 25, 2000.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  OTTAWA FINANCIAL CORPORATION


Date: January 31, 2000                             By:/s/ Jon W. Swets
                                                      -----------------------
                                                      Jon W. Swets
                                                      Senior Vice President and
                                                        Chief Financial Officer




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                                  EXHIBIT INDEX




Exhibit No.                         Description
-----------                         --------------------------------------------

   99.1 Exhibit 99.1 - Press release dated January 26, 2000, announcing that the annual meeting of shareholders of Ottawa Financial Corporation will be held on April 25, 2000.


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